Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                    May 2, 2000       to            June 1, 2000
Determination Date                                 June 10, 2000
Distribution Date                                  June 13, 2000

Available Amounts
-----------------
        Scheduled Payments plus Payaheads, net of Excluded Amounts                                8,862,860.33
        Prepayment Amounts                                                                          889,668.76
        Recoveries                                                                                  236,646.53
        Investment Earnings on Collection Account and Reserve Fund                                   22,667.82
        Late Charges                                                                                 15,515.24
        Servicer Advances                                                                         1,712,237.33

        Total Available Amounts                                                                  11,739,596.01
        -----------------------                                                                  -------------

Payments on Distribution Date
-----------------------------

        Trustee Fees (only applicable pursuant to an Event of Default)                                    0.00

        Unreimbursed Servicer Advances to the Servicer                                                    0.00

        Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                              0.00

        Interest due to Class A-1 Notes                                                                   0.00

        Interest due to Class A-2 Notes                                                             121,843.87

        Interest due to Class A-3 Notes                                                             620,095.82

        Interest due to Class A-4 Notes                                                             146,800.09

        Interest due to Class B Notes                                                                39,058.69

        Interest due to Class C Notes                                                                41,335.46

        Interest due to Class D Notes                                                                29,539.11

        Class A-1 Principal Payment Amount                                                                0.00

        Class A-2 Principal Payment Amount                                                       10,215,484.78

        Class A-3 Principal Payment Amount                                                                0.00

        Class A-4 Principal Payment Amount                                                                0.00

        Class B Principal Payment Amount                                                            423,114.96

        Class C Principal Payment Amount                                                            102,323.23

        Class D Principal Payment Amount                                                                  0.00

        Additional Principal to Class A-2 Notes                                                           0.00

        Additional Principal to Class A-3 Notes                                                           0.00

        Additional Principal to Class A-4 Notes                                                           0.00

        Additional Principal to Class B Notes                                                             0.00

        Additional Principal to Class C Notes                                                             0.00

        Additional Principal to Class D Notes                                                             0.00

        Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                                  0.00
        Deposit to the Reserve Fund                                                                       0.00
        Excess to Certificateholder                                                                       0.00

        Total distributions to Noteholders and Certificateholders                                11,739,596.01
        ---------------------------------------------------------                                -------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
        Trustee fees due on Distribution Date                                                              0.00

Unreimbursed Servicer Advances
------------------------------

        Unreimbursed Servicer Advances                                                                     0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

  (i)    Servicing Fee Percentage                                                                          0.40%
  (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                        213,763,812.19
  (iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                           0.00
  (iv)   Servicing Fee accrued but not paid in prior periods                                               0.00
         Total Servicing Fee due and accrued ( (iii) + (iv) )                                              0.00
         Servicing Fee carried forward                                                                     0.00

        Monthly Servicing Fee distributed                                                                  0.00


Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                                                                0.00
        Class A-1 Interest Rate                                                                        4.94795%
        Number of days in Accrual Period                                                                     29
        Current Class A-1 interest due                                                                     0.00
        Class A-1 interest accrued but not paid in prior periods                                           0.00
        Total Class A-1 interest due                                                                       0.00
        Class A-1 interest carried forward                                                                 0.00

        Class A-1 interest distribution                                                                    0.00

Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                                                       27,797,080.58
        Class A-2 Interest Rate                                                                            5.26%
        Current Class A-2 interest due                                                               121,843.87
        Class A-2 interest accrued but not paid in prior periods                                           0.00
        Total Class A-2 interest due                                                                 121,843.87
        Class A-2 interest carried forward                                                                 0.00

        Class A-2 interest distribution                                                              121,843.87

Class A-3 Interest Schedule
---------------------------

        Opening Class A-3 principal balance                                                      135,293,633.00
        Class A-3 Interest Rate                                                                            5.50%
        Current Class A-3 interest due                                                               620,095.82
        Class A-3 interest accrued but not paid in prior periods                                           0.00
        Total Class A-3 interest due                                                                 620,095.82
        Class A-3 interest carried forward                                                                 0.00

        Class A-3 interest distribution                                                              620,095.82


Class A-4 Interest Schedule
---------------------------

        Opening Class A-4 principal balance                                                       31,345,216.00
        Class A-4 Interest Rate                                                                            5.62%
        Current Class A-4 interest due                                                               146,800.09
        Class A-4 interest accrued but not paid in prior periods                                           0.00
        Total Class A-4 interest due                                                                 146,800.09
        Class A-4 interest carried forward                                                                 0.00

        Class A-4 interest distribution                                                              146,800.09

Class B Interest Schedule
-------------------------

        Opening Class B principal balance                                                           8,053,337.86
        Class B Interest Rate                                                                               5.82%
        Current Class B interest due                                                                   39,058.69
        Class B interest accrued but not paid in prior periods                                              0.00
        Total Class B interest due                                                                     39,058.69
        Class B interest carried forward                                                                    0.00

        Class B interest distribution                                                                  39,058.69


Class C Interest Schedule
-------------------------

        Opening Class C principal balance                                                           7,678,413.56
        Class C Interest Rate                                                                               6.46%
        Current Class C interest due                                                                   41,335.46
        Class C interest accrued but not paid in prior periods                                              0.00
        Total Class C interest due                                                                     41,335.46
        Class C interest carried forward                                                                    0.00

        Class C interest distribution                                                                  41,335.46


Class D Interest Schedule
-------------------------

        Opening Class D principal balance                                                           3,865,532.00
        Class D  Interest Rate                                                                              9.17%
        Current Class D interest due                                                                   29,539.11
        Class D interest accrued but not paid in prior periods                                              0.00
        Total Class D interest due                                                                     29,539.11
        Class D interest carried forward                                                                    0.00

        Class D interest distribution                                                                  29,539.11


Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                                                     May 15, 2000
  (i)   Opening Class A-1 principal balance                                                                 0.00
 (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance               214,033,213.00
 (iii)  ADCB as of last day of the Collection Period                                              202,532,858.24
 (iv)   Monthly Principal Amount ( (ii) - (iii) )                                                  11,500,354.76
        Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                      0.00
        Class A-1 Principal Payment Amount distribution                                                     0.00

        Class A-1 Principal Balance after current distribution                                              0.00


Class A Principal Payment Amount
--------------------------------

  (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                     194,435,929.58
  (ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)                         184,220,444.80
        Class A Principal Payment Amount                                                           10,215,484.78
        Funds available for distribution                                                           10,215,484.78


Class A-2 Principal Schedule
----------------------------

        Opening Class A-2 principal balance                                                        27,797,080.58
        Class A-2 Principal Payment Amount distribution                                            10,215,484.78

        Class A-2 principal balance after current distribution                                     17,581,595.80


Class A-3 Principal Schedule
----------------------------

        Opening Class A-3 principal balance                                                       135,293,633.00
        Class A-3 Principal Payment Amount distribution                                                     0.00

        Class A-3 principal balance after current distribution                                    135,293,633.00

Class A-4 Principal Schedule
----------------------------

        Opening Class A-4 principal balance                                                        31,345,216.00
        Class A-4 Principal Payment Amount distribution                                                     0.00

        Class A-4 principal balance after current distribution                                     31,345,216.00


Class B Principal Schedule
--------------------------

        Opening Class B principal balance                                                           8,053,337.86
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)                            7,630,222.90
        Class B Floor                                                                              (3,325,222.73)
        Class B Principal Payment Amount due                                                          423,114.96
        Class B Principal Payment Amount distribution                                                 423,114.96

        Class B principal balance after current distribution                                        7,630,222.90


Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                                           7,678,413.56
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)                            6,104,137.81
        Class C Floor                                                                               1,376,730.90
        Class C Principal Payment Amount due                                                        1,574,275.75
        Class C Principal Payment Amount distribution                                                 102,323.23

        Class C principal balance after current distribution                                        7,576,090.33


Class D Principal Schedule
--------------------------

        Opening Class D principal balance                                                           3,865,532.00
        Class D Target Investor Principal Amount (1.5070% * ending ADCB)                            3,052,170.17
        Class D Floor                                                                               2,845,632.82
        Class D Principal Payment Amount due                                                          813,361.83
        Class D Principal Payment Amount distribution                                                       0.00

        Class D principal balance after current distribution                                        3,865,532.00


Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                                                            No
        Monthly Principal Amount                                                                   11,500,354.76
        Sum of Principal Payments payable on all classes                                           13,026,237.31
        Additional Principal  payable                                                                       0.00
        Additional Principal available, if payable                                                          0.00

        Class A-2 Additional Principal allocation                                                           0.00
        Class A-2 principal balance after current distribution                                     17,581,595.80

        Class A-3 Additional Principal allocation                                                           0.00
        Class A-3 principal balance after current distribution                                    135,293,633.00

        Class A-4 Additional Principal allocation                                                           0.00
        Class A-4 principal balance after current distribution                                     31,345,216.00

        Class B Additional Principal allocation                                                             0.00
        Class B principal balance after current distribution                                        7,630,222.90

        Class C Additional Principal allocation                                                             0.00
        Class C principal balance after current distribution                                        7,576,090.33

        Class D Additional Principal allocation                                                             0.00
        Class D principal balance after current distribution                                        3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
  (i)   Servicing Fee Percentage                                                                            0.40%
 (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                          213,763,812.19
 (iii)  Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                     71,254.60
 (iv)   Servicing Fee accrued but not paid in prior periods                                           826,227.34
        Total Servicing Fee due and accrued ( (iii) + (iv) )                                          897,481.94
        Servicing Fee carried forward                                                                 897,481.94

        Monthly Servicing Fee distributed                                                                   0.00


Reserve Fund Schedule
---------------------

        ADCB as of the end of the Collection Period                                               202,532,848.21
        Required Reserve Amount (ending ADCB * 0.70%)                                               1,417,730.01
        Prior month Reserve Fund balance                                                            1,065,261.71
        Deposit to Reserve Fund - excess funds                                                              0.00
        Interim Reserve Fund Balance                                                                1,065,261.71
        Current period draw on Reserve Fund for Reserve Interest Payments                                   0.00
        Current period draw on Reserve Fund for Reserve Principal Payments                                  0.00
        Excess to Certificateholder                                                                         0.00
        Ending Reserve Fund balance                                                                 1,065,261.71

        Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                 0.53%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                                          0.00
        Initial Class A-1 principal balance                                        130,040,761.00

        Note factor                                                                   0.000000000

        Class A-2
        ---------
        Class A-2 principal balance                                                 17,581,595.80
        Initial Class A-2 principal balance                                         66,680,434.00

        Note factor                                                                   0.263669487

        Class A-3
        ---------
        Class A-3 principal balance                                                135,293,633.00
        Initial Class A-3 principal balance                                        135,293,633.00

        Note factor                                                                   1.000000000

        Class A-4
        ---------
        Class A-4 principal balance                                                 31,345,216.00
        Initial Class A-4 principal balance                                         31,345,216.00

        Note factor                                                                   1.000000000

        Class B
        -------
        Class B principal balance                                                    7,630,222.90
        Initial Class B principal balance                                            9,663,831.00

        Note factor                                                                   0.789565018

        Class C
        -------
        Class C principal balance                                                    7,576,090.33
        Initial Class C principal balance                                            7,731,065.00

        Note factor                                                                   0.979954293

        Class D
        -------
        Class D principal balance                                                    3,865,532.00
        Initial Class D principal balance                                            3,865,532.00

        Note factor                                                                   1.000000000

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

  (i)    Outstanding Principal Amount of the Notes as of the preceding Distribution Date                             214,033,213.00
  (ii)   Overcollateralization Balance as of the preceding Distribution Date                                            (269,400.81)
  (iii)  Monthly Principal Amount                                                                                     11,500,354.76
  (iv)   Available Amounts remaining after the payment of interest                                                    10,740,922.97
  (v)    ADCB as of the end of the Collection Period                                                                 202,532,858.24
         Cumulative Loss Amount                                                                                          759,431.79

Class B Floor Calculation
-------------------------

        Class B Floor percentage                                                                                               1.86%
        Initial ADCB                                                                                                 386,553,237.98
        Cumulative Loss Amount for current period                                                                        759,431.79
        Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance         11,274,544.75
        Class B Floor                                                                                                 (3,325,222.73)

Class C Floor Calculation
-------------------------

        Class C Floor percentage                                                                                               1.09%
        Initial ADCB                                                                                                 386,553,237.98
        Cumulative Loss Amount for current period                                                                        759,431.79
        Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                         3,596,131.19
        Class C Floor                                                                                                  1,376,730.90


Class D Floor Calculation
-------------------------

        Class D Floor percentage                                                                                               0.47%
        Initial ADCB                                                                                                 386,553,237.98
        Cumulative Loss Amount for current period                                                                        759,431.79
        Overcollateralization Balance                                                                                   (269,400.81)
        Class D Floor                                                                                                  2,845,632.82


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                 Yes

An Event of Default has occurred  (Yes/No)                                                                                       No


10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                                 386,553,237.98

        Cumulative DCB of Substitute Contracts replacing materially modified contracts                                 5,404,027.98
        Percentage of Substitute Contracts replacing materially modified contracts                                             1.40%

        Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                     No

5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                                            0.08%
        The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                         No
        Any Skipped Payments have been deferred later than January 1, 2006                                                       No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                 213,763,812.19
ADCB as of the last day of the Collection Period                                                  202,532,858.24

DCB as of the first day of the Collection Period of Contracts that became
  Defaulted Contracts                                                                               1,123,972.71
Number of Contracts that became DefaultedContracts during the period                                          12
Defaulted Contracts as a percentage of ADCB (annualized)                                                    6.66%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts            632,131.86
Number of Prepaid Contracts as of the last day of the Collection Period                                        5

DCB of Contracts as of the last day of the Collection Period that were added as
  Substitute Contracts                                                                                909,287.39
Number of Substitute Contracts as of the last day of the Collection Period                                     5

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                 0.00
Number of Warranty Contracts as of the last day of the Collection Period                                       0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period      236,646.53

Cumulative Servicer Advances paid by the Servicer                                                  11,144,741.45
Cumulative reimbursed Servicer Advances                                                             9,432,504.12

Delinquencies and Losses                            Dollars                          Percent
------------------------                            -------                          -------
     Current                                      190,331,755.98                    93.98%
     31-60 days past due                            8,523,222.63                     4.21%
     61-90 days past due                            2,511,584.15                     1.24%
     Over 90 days past due                          1,166,295.48                     0.58%
                                               -----------------                ----------
     Total                                        202,532,858.24                   100.00%

     31+ days past due                             12,201,102.26                     6.02%

  (i)    Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                   4,744,514.57
  (ii)   Cumulative Recoveries realized on Defaulted Contracts                                        757,717.34
         Cumulative net losses to date  ( (i) - (ii) )                                              3,986,797.23
         Cumulative net losses as a percentage of the initial ADCB                                          1.03%